UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 6, 2009
                                               ---------------------------------


                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


             001-09293                              73-1016728
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      (Commission File Number)           (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                                  74820
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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(Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01 Other Information
---------------------------

     On October 6, 2009, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing it had received a subpoena from the Securities and Exchange Commission. A copy of the release is included as an exhibit to this report.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

         The following exhibits are included with this report:

   Exhibit No.                 Description
   -----------                 -----------

       99.1         Company Press Release dated October 6, 2009


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Pre-Paid Legal Services, Inc.


                               By:      /s/ Randy Harp
                                       ---------------------------------------
                                            Randy Harp,
                                            Chief Operating Officer




Date:  October 7, 2009

For Immediate Release                               Company        Randy Harp
Tuesday, October 6, 2009                            Contact:    (580) 436-1234

                    Pre-Paid Legal Services Announces Inquiry

     ADA, OK, October 6, 2009 - Pre-Paid Legal Services, Inc. (NYSE:PPD), announced that as part of a fact-finding inquiry, we have received a subpoena from the Division of Enforcement of the Securities and Exchange Commission ("SEC"). The subpoena requires us to produce a variety of documents pertaining to our treasury stock repurchase program; our ADRS program and other marketing practices; membership statistical information; segment reporting; the FTC contingency disclosure; and other operational practices. This investigation is a fact-finding inquiry and does not mean that the SEC has reached any conclusions.

     We are also responding to comments received by the Division of Corporation Finance of the SEC pertaining to our Form 10-K for fiscal year ended December 31, 2008 and our definitive proxy statement incorporated by reference therein.

     We are cooperating with the staff of the SEC and providing the requested information and expect to continue to do so. We are not able to predict what the outcome of these inquiries and comments may be or when they will be resolved.

About Us - We believe our products are one of a kind, life events legal service plans. Our plans provide for legal service benefits provided through a network of independent law firms across the U.S. and Canada, and include unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. We have an identity theft restoration product we think is also one of a kind due to the combination of our identity theft restoration partner and our provider law firms. More information about our products and us can be found at our homepage at www.prepaidlegal.com.

Forward-Looking Statements
Statements in this press release, other than purely historical information, regarding our future plans and objectives and expected operating results, dividends and share repurchases and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of
Section  21E  of  the  Securities  Exchange  Act of  1934.  The  forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to our business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by us with the Securities and Exchange Commission, including (among others) those listed in our Form 10-K, Form 10-Q and Form 8-K, and include the risks that our membership persistency or renewal rates may decline, that we may not be able to continue to grow our memberships and earnings, that we are dependent on the continued active participation of our principal executive officer, that pending or future litigation may have a material adverse effect on us if resolved unfavorably to us, that we may have compromises of our information security, that during an economic downturn in the economy consumer purchases of discretionary items may be affected which could materially harm our sales, retention rates, profitability and financial condition, that we could be adversely affected by regulatory developments, that competition could adversely affect us, that we are substantially dependent on our marketing force, that our stock price may be affected by short sellers, that we have been unable to increase our employee group membership sales and that our active premium in force is not indicative of future revenue as a result of changes in active memberships from cancellations and additional membership sales. Please refer to pages 15 - 17 of our 2008 Form 10-K and pages 7 and 8 of our June 30, 2009 Form 10-Q for a more complete description of these risks. We undertake no duty to update any of the forward-looking statements in this release.
                                       ###